Supplement dated December 5, 2011

supplementing the Prospectus,

dated May 1, 2011,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

EMERGING MARKETS FUND

INTERNATIONAL GROWTH FUND

INTERNATIONAL VALUE FUND

Effective immediately, the following sentence is hereby added to the end of the third paragraph within the sub-section “Limits on Frequent Trading” within the section “Restrictions on Buying, Selling and Exchanging Shares”:

Under certain circumstances, waivers to these conditions (including waivers to permit more frequent rebalancing) may be approved for programs that in the Fund’s opinion are not vehicles for market timing and are not likely to engage in abusive trading.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE